United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): December 19, 2011

Fidelity National Information Services, Inc.

(Exact name of registrant as specified in its charter)

001-16427

(Commission

File Number)

Georgia	37-1490331
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification No.)

601 Riverside Avenue

Jacksonville, Florida 32204

(Addresses of principal executive offices)

(904) 854-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

Second Amendment and Restatement of Credit Agreement; Refinancing of the Existing Term B Loans Thereunder; and Incurrence of Additional Term A-2 Loans and 2014 Revolving Credit Commitments Thereunder

On December 19, 2011, Fidelity National Information Services, Inc. (“FIS”), the other financial institutions party thereto as Lenders and JPMorgan Chase Bank, N.A. (the “Administrative Agent”), as Administrative Agent, entered into a Second Amendment, Restatement and Joinder Agreement dated as of December 19, 2011 (the “Amendment Agreement”). Under the Amendment Agreement, the Amended and Restated Credit Agreement dated as of January 18, 2007 (as amended and restated as of June 29, 2010 and supplemented by the Joinder Agreement dated as of July 16, 2010), among FIS and certain subsidiaries of FIS party thereto from time to time, as borrowers, the Administrative Agent, and certain other parties thereto (as amended and supplemented through July 16, 2010, the “Existing Credit Agreement”), was further amended and restated in the form of that certain Second Amended and Restated Credit Agreement dated as of January 18, 2007, amended and restated as of June 29, 2010, supplemented by the Joinder Agreement dated as of July 16, 2010, and further amended and restated as of December 19, 2011 (as supplemented, amended and restated through December 19, 2011, the “Restated Credit Agreement”).

The Amendment Agreement amends the Existing Credit Agreement to refinance on December 19, 2011 all of the existing term loans maturing on July 18, 2016, which loans have a total outstanding principal balance of $1,481.3 million on December 19, 2011 (the “Existing Term B Loans”) with new term loans in the total principal amount of $1,250.0 million (the “Repriced Term B Loans”). The Repriced Term B Loans bear the same maturity date as the Existing Term B Loans but have a reduced interest rate varying from time to time at the election of FIS between either a Eurocurrency Rate (subject to a Eurocurrency Rate floor of 1.00%) plus an applicable margin of 3.25% and a Base Rate plus an applicable margin of 2.25% (as compared to the Existing Term B Loans having an interest rate varying between either a Eurocurrency Rate (subject to a Eurocurrency Rate floor of 1.5%) plus an applicable margin of 3.75% and a Base Rate plus an applicable margin of 2.75%). On December 19, 2011, FIS prepaid the $231.3 million excess in principal amount of the Existing Term B Loans over the principal amount of the Repriced Term B Loans.

The Amendment Agreement also amends the Existing Credit Agreement to permit FIS to obtain by January 31, 2012 (x) additional commitments under the Restated Credit Agreement to increase the amount of the existing revolving credit commitments under the Restated Credit Agreement maturing on July 18, 2014 (the “2014 Revolving Credit Commitments”) on the same terms as such existing commitments, and (y) additional term loans under the Restated Credit Agreement to increase the amount of the existing term loans under the Credit Agreement maturing on July 18, 2014 (the “Term A-2 Loans”) on the same terms as such existing term loans.

In connection with the Restated Credit Agreement, on December 19, 2011, some of the lenders under the Restated Credit Agreement holding term loans maturing in January 18, 2012 (the “Term A-1 Loans”) entered into a series of separate Conversion Agreements, each dated December 19, 2011 (collectively, the “Conversion Agreements”), which FIS and the Administrative Agent accepted. Under the Conversion Agreements, on December 19, 2011, a total of $47.5 million in principal amount of the

Term A-1 Loans held by those lenders were converted into Term A-2 Loans under the Restated Credit Agreement.

In connection with the Restated Credit Agreement, on December 19, 2011, some of the lenders under the Restated Credit Agreement holding existing revolving credit commitments terminating on January 18, 2012 (the “2012 Revolving Credit Commitments”) entered into a series of separate Extension Agreements, each dated December 19, 2011 (collectively, the “Extension Agreements”), which FIS and the Administrative Agent accepted. Under the Extension Agreements, on December 19, 2011, the maturity date of a total of $9.0 million of 2012 Revolving Credit Commitments held by those lenders was extended so that they became 2014 Revolving Credit Commitments under the Restated Credit Agreement.

In connection with the Restated Credit Agreement, on December 19, 2011, FIS, the other financial institutions party thereto as lenders (the “Joinder Lenders”), and the Administrative Agent entered into a Commitment Increase and Joinder Agreement, dated as of December 19, 2011 (the “Joinder Agreement”). Under the Joinder Agreement, the Joinder Lenders agreed to make available to FIS under the Restated Credit Agreement (a) a total of $69.5 million in additional commitments under the 2014 Revolving Credit Commitments, upon the same terms as apply to the existing 2014 Revolving Credit Commitments under the Restated Credit Agreement; and (b) a total of $352.5 million in principal of additional Term A-2 Loans, upon the same terms as apply to the existing Term A-2 Loans under the Restated Credit Agreement.

After giving effect to the transactions occurring under the Amendment Agreement, the Restated Credit Agreement, the Conversion Agreements, the Extension Agreements and the Joinder Agreement, on December 19, 2011, (a) the aggregate outstanding principal amount of the Term Loan A-2 was $2,150.0 million, (b) the aggregate outstanding principal amount of the Repriced Term Loan B was $1,250.0 million, and (c) the aggregate amount of the 2014 Revolving Credit Commitments were $1,000.0 million. In addition, the Administrative Agent has received a commitment from a financial institution to provide an additional $50.0 million in 2014 Revolving Credit Commitments, which commitment FIS expects to be put in place in January 2012, which would increase the aggregate of funded loans and available commitments under the Restated Credit Agreement to $4,450.0 million.

The foregoing descriptions of the Amendment Agreement, the Restated Credit Agreement, the Conversion Agreements, the Extension Agreements and the Joinder Agreement are qualified in their entirety by reference to the actual terms of such documents, copies of which are attached as Exhibits 10.1 (with respect to the Amendment Agreement and, through its Annex A, the Restated Credit Agreement), 10.2 (with respect to the Conversion Agreements), 10.3 (with respect to the Extension Agreements) and 10.4 (with respect to the Joinder Agreement) to this report and are incorporated by reference into this Item 1.01.

Additional 7.625% Senior Notes due 2017

On July 16, 2010, FIS entered into that certain Indenture dated as of July 16, 2010 (the “Indenture”) among FIS, the guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”). Under the Indenture, FIS issued $600 million aggregate principal amount of 7.625% Senior Notes due July 15, 2017 (the “Existing 2017 Notes”) and $500 million aggregate principal amount of 7.875% Senior Notes due July 15, 2020. The Indenture was supplemented by: (1) a Supplemental Indenture dated as of February 11, 2011; (2) a Supplemental Indenture dated as of July 1, 2011; and (3) a Supplemental Indenture dated as of November 21, 2011, each of which was among FIS, the Guarantors and the Trustee.

On December 19, 2011, FIS entered into a Fourth Supplemental Indenture, dated as of December 19, 2011, among FIS, the guarantors named therein (the “Guarantors”) and the Trustee (the “Fourth Supplemental Indenture”). Under the Indenture, as supplemented through the Fourth Supplemental Indenture, on December 19, 2011, FIS issued an additional $150 million in its 7.625% Senior Notes due July 15, 2017 (the “Additional 2017 Notes”) that have the same terms as the Existing 2017 Notes. The Additional 2017 Notes were offered and sold in the United States to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non-U.S. persons in reliance on Regulation S under the Securities Act. The Additional 2017 Notes have not been registered under the Securities Act and may not be offered or sold without registration unless pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and all applicable state laws.

Interest on the Additional 2017 Notes accrues at the rate of 7.625% per annum from July 15, 2011. Interest on Additional 2017 Notes is payable semi-annually in cash in arrears on January 15 and July 15 of each year, commencing on January 15, 2012. The Additional 2017 Notes are fully and unconditionally guaranteed on a senior unsecured basis by each of the Guarantors.

The Additional 2017 Notes and the related guarantees will be general senior unsecured obligations of FIS and the Guarantors, respectively, and will:

(1)	rank equally in right of payment with all of FIS’ and the Guarantors’ existing and future senior debt,

(2)	be effectively junior to all of FIS’ and the Guarantors’ existing and future secured debt to the extent of the value of the assets securing that secured debt,

(3)	be effectively junior to all existing and future debt and liabilities of FIS’ non-guarantor subsidiaries, and

(4)	rank senior in right of payment to all of FIS’ future debt, if any, that is by its terms expressly subordinated to the Additional 2017 Notes.

FIS may redeem some or all of the Additional 2017 Notes before July 15, 2013 by paying 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to the redemption date, plus a “make-whole” premium. FIS may redeem some or all of the Additional 2017 Notes on or after July 15, 2013 at specified redemption prices. In addition, before July 15, 2013, FIS may redeem up to 35% of the Existing 2017 Notes and Additional 2017 Notes, considered together, with the net proceeds of certain equity offerings.

FIS is obligated to offer to repurchase the Notes at a price of (a) 101% of their principal amount plus accrued and unpaid interest, if any, as a result of certain change of control events and (b) 100% of their principal amount plus accrued and unpaid interest, if any, in the event of specified asset sales. These restrictions and prohibitions are subject to qualifications and exceptions.

The Indenture, as supplemented through the Fourth Supplemental Indenture, contains covenants that, among other things, limit FIS’ ability and the ability of certain of FIS’ subsidiaries:

(a)	to incur or guarantee additional indebtedness,

(b)	to make certain restricted payments,

(c)	to create or incur certain liens,

(d)	to create restrictions on the payment of dividends or other distributions to FIS from its restricted subsidiaries,

(e)	to engage in sale and leaseback transactions,

(f)	to transfer all or substantially all of the assets of FIS or any restricted subsidiary or enter into merger or consolidation transactions, and

(g)	to engage in certain transactions with affiliates.

These covenants are subject to a number of exceptions, limitations and qualifications in the Indenture.

The foregoing descriptions of the Indenture, as supplemented through the Fourth Supplemental Indenture, and of the Additional 2017 Notes are qualified in their entirety by reference to the actual terms of the respective documents. A copy of the Indenture was previously filed as Exhibit 4.1 to the Company’s Form 8-K filed on July 20, 2011 and is incorporated herein by reference. A copy of the Fourth Supplemental Indenture is attached as Exhibit 4.2 to this report and is incorporated by reference into this Item 1.01.

Registration Rights Agreement

In connection with the issuance of the Additional 2017 Notes, FIS and the Guarantors entered into a Registration Rights Agreement, dated as of December 19, 2011, with Merrill Lynch, Pierce, Fenner & Smith Incorporated, HSBC Securities (USA) Inc., and J.P. Morgan Securities LLC, as representatives of the initial purchasers of the Additional 2017 Notes (the “Registration Rights Agreement”). Under the Registration Rights Agreement, FIS has agreed to file an exchange offer registration statement to exchange the Additional 2017 Notes for substantially identical notes registered under the Securities Act, unless the exchange offer is not permitted by applicable law or the applicable interpretations of the SEC. FIS has agreed to use commercially reasonable efforts:

(a)	to file the exchange offer registration statement with the SEC within 270 days of the issue date of the Additional 2017 Notes,

(b)	to have the exchange offer registration statement declared effective within 360 days of the issue date, and

(c)	to complete the exchange offer with respect to the Additional 2017 Notes within 30 business days of effectiveness.

FIS has also agreed to file a shelf registration statement to cover resales of Additional 2017 Notes under certain circumstances. If FIS fails to satisfy its registration obligations under the Registration Rights Agreement, FIS will be required to pay additional interest to the holders of the Additional 2017 Notes under certain circumstances for certain periods.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the actual terms of the Registration Rights Agreement. A copy of the Registration Rights Agreement is attached as Exhibit 4.2 to this report and is incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 under the headings “Second Amendment and Restatement of Credit Agreement; Refinancing of the Existing Term B Loans Thereunder; and Incurrence of Additional Term A-2 Loans and 2014 Revolving Credit Commitments Thereunder” and “Additional 7.625% Senior Notes due 2017” is incorporated by reference into this Item 2.03.

Item 8.01	Other Events.

On December 19, 2011, FIS issued a press release announcing that it has closed the amendment and restatement of the Restated Credit Agreement and closed its private offering of the Additional 2017 Notes.

FIS is using the proceeds of the Additional 2017 Notes, the Repriced Term B Loans, the additional Term A-2 Loans and any initial proceeds of the additional 2014 Revolving Credit Commitments, together with cash on hand and proceeds of its existing 2014 Revolving Credit Commitments: (a) to repay in full the Existing Term B Loans, all loans outstanding under the 2012 Revolving Credit Commitments (and terminate the 2012 Revolving Credit Commitments), and the Term A-1 Loans; and (b) to pay fees and expenses.

The press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the Notes in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

4.1*	Indenture, dated July 16, 2010, among FIS, as issuer, the subsidiaries of FIS listed on the signature page thereto, as guarantors, and the Trustee, as trustee. (incorporated by reference to Exhibit 4.1 to Form 8-K filed July 20, 2010).

4.2	Fourth Supplemental Indenture, dated as of December 19, 2011, among FIS, as issuer, the subsidiaries of FIS listed on the signature page thereto, as guarantors, and the Trustee, as trustee.

4.3	Registration Rights Agreement dated as of December 19, 2011, among FIS, as issuer, the subsidiaries of FIS listed on the signature page thereto and Merrill Lynch, Pierce, Fenner & Smith Incorporated, HSBC Securities (USA) Inc., and J.P. Morgan Securities LLC, as representatives of the initial purchasers.

Exhibit	Description

10.1	Second Amendment, Restatement and Joinder Agreement, dated as of December 19, 2011, by and among FIS, each lender party thereto and the Administrative Agent, together with its Schedule and Annex, including the Second Amended and Restated Credit Agreement dated as of January 18, 2007, amended and restated as of June 29, 2010, supplemented by the Joinder Agreement dated as of July 16, 2010, and further amended and restated as of December 19, 2011.

10.2	Conversion Agreements, each dated as of December 19, 2011, by and among FIS, the respective lenders party thereto, and the Administrative Agent.

10.3	Extension Agreements, each dated as of December 19, 2011, by and among FIS, the respective lenders party thereto, and the Administrative Agent.

10.4	Commitment Increase and Joinder Agreement, dated as of December 19, 2011, by and among FIS, the respective lenders party thereto, and the Administrative Agent, JPMorgan Chase Bank, N.A., as Swing Line Lender and L/C Issuer, and Bank of America, N.A., as Swing Line Lender.

99.1	Press Release dated December 19, 2011.

*	Previously filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fidelity National Information Services, Inc.

Date: December 19, 2011	By:	/s/ Michael L. Gravelle
	Name:	Michael L. Gravelle
	Title:	Corporate Executive Vice President, Chief Legal Officer, and Corporate Secretary

EXHIBIT INDEX

Exhibit	Description

4.1*	Indenture, dated July 16, 2010, among FIS, as issuer, the subsidiaries of FIS listed on the signature page thereto, as guarantors, and the Trustee, as trustee. (incorporated by reference to Exhibit 4.1 to Form 8-K filed July 20, 2010).

4.2	Fourth Supplemental Indenture, dated as of December 19, 2011, among FIS, as issuer, the subsidiaries of FIS listed on the signature page thereto, as guarantors, and the Trustee, as trustee.

4.3	Registration Rights Agreement dated as of December 19, 2011, among FIS, as issuer, the subsidiaries of FIS listed on the signature page thereto and Merrill Lynch, Pierce, Fenner & Smith Incorporated, HSBC Securities (USA) Inc., and J.P. Morgan Securities LLC, as representatives of the initial purchasers.

10.1	Second Amendment, Restatement and Joinder Agreement, dated as of December 19, 2011, by and among FIS, each lender party thereto and the Administrative Agent, together with its Schedule and Annex, including the Second Amended and Restated Credit Agreement dated as of January 18, 2007, amended and restated as of June 29, 2010, supplemented by the Joinder Agreement dated as of July 16, 2010, and further amended and restated as of December 19, 2011.

10.2	Conversion Agreements, each dated as of December 19, 2011, by and among FIS, the respective lenders party thereto, and the Administrative Agent.

10.3	Extension Agreements, each dated as of December 19, 2011, by and among FIS, the respective lenders party thereto, and the Administrative Agent.

10.4	Commitment Increase and Joinder Agreement, dated as of December 19, 2011, by and among FIS, the lenders party thereto, and the Administrative Agent, JPMorgan Chase Bank, N.A., as Swing Line Lender and L/C Issuer, and Bank of America, N.A., as Swing Line Lender.

99.1	Press Release dated December 19, 2011.

*	Previously filed.